UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2023

Chico’s FAS, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-16435	59-2389435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers FL	33966
(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

On November 29, 2023, Chico’s FAS, Inc., a Florida corporation (“Chico’s” or the “Company”), filed a Proxy Statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) in connection with the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of September 27, 2023 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Daphne Parent LLC (“Parent”), Daphne Merger Sub, Inc., a direct, wholly owned subsidiary of Parent (“Merger Sub”), and Chico’s, pursuant to which Merger Sub will merge with and into Chico’s (the “Merger”), with Chico’s surviving the Merger and becoming a wholly owned subsidiary of Parent. The special meeting of Chico’s shareholders (the “Special Meeting”) will be held virtually on January 3, 2024, at 9:00 a.m., Eastern Time, to act on the proposal to adopt the Merger Agreement and certain other proposals, as disclosed in the Proxy Statement.

Since the filing of the Company’s preliminary proxy statement (the “Preliminary Proxy Statement”) with the SEC on November 16, 2023, several purported shareholders of Chico’s have sent demand letters generally alleging that the (i) Preliminary Proxy Statement and/or Proxy Statement omitted material information that rendered it false and misleading or otherwise had disclosure deficiencies in violation of federal securities laws and (ii) Company’s board of directors (the “Board of Directors”) breached their fiduciary duties under Florida law. The demand letters demand corrective disclosure to the Proxy Statement.

In addition, on December 6, 2023, a complaint was filed by purported shareholder Robert Garfield (the “Complaint”) alleging, among other things, that the Preliminary Proxy Statement filed and/or the Proxy Statement omitted material information that rendered those documents incomplete or misleading. Robert Garfield v. Brooks, et al., Case No. 23-CA-013201, Twentieth Judicial District in and for Lee County, Florida.

Chico’s believes that the claims asserted in the demand letters and in the Complaint are without any merit and that no supplemental disclosure is required under applicable laws. However, in order to reduce the risk of the Complaint or demand letters delaying or adversely affecting the transactions contemplated by the Merger Agreement and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing whatsoever, Chico’s has determined to voluntarily supplement the Proxy Statement by providing the additional information presented below in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein. To the contrary, the Company specifically takes the position that no further disclosure of any kind was or is required to supplement the Proxy Statement under applicable laws.

Supplemental Disclosure to the Proxy Statement

The additional disclosures (the “supplemental disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be reviewed in conjunction with the disclosures contained in the Proxy Statement, which in turn should be carefully read in its entirety. To the extent information set forth in the supplemental disclosures differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede the applicable information contained in the Proxy Statement. All page references are to the Proxy Statement, and capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Proxy Statement.

1.	The disclosure in the second full paragraph on page 5 of the Proxy Statement, the third full paragraph on page 26 of the Proxy Statement, the final paragraph beginning on page 48 of the Proxy Statement and the sixth full paragraph on page 59 of the Proxy Statement is hereby amended by adding the following text at the end of each such paragraph:

Depending on the performance of the Company during the relevant measurement period, actual performance may be less than, or may exceed, target performance under the applicable award agreement.

2.	The disclosure in the third full paragraph on page 27 of the Proxy Statement is hereby amended and restated as follows (with the new text underlined and the stricken text removed):

On June 9, 2023, the Board held a meeting (the “June 9 Meeting”), with members of senior management present, to allow the directors who were available at that time to be briefed on the May 22 Proposal. Representatives of Solomon Partners and Paul, Weiss were also in attendance. At the meeting, the directors discussed the terms of the May 22 Proposal. Representatives of Solomon Partners reviewed with the directors certain preliminary financial analyses of Chico’s and the May 22 Proposal. Representatives of Paul, Weiss also reviewed with the directors the fiduciary duties of the directors in considering a change in control transaction. The directors discussed on a preliminary basis the Company’s options for responding to the May 22 Proposal and the potential process Chico’s could undertake if the Board determined it was in the interests of Chico’s and its shareholders to engage in discussions with Sycamore. The Solomon Partners representatives outlined their view that the universe of strategic and financial parties with the interest and ability to acquire Chico’s would be extremely limited, given the conditions in the retail sector and the limited availability of financing at that time. The directors also discussed the interest of Chico’s and its shareholders in maintaining the confidentiality of the Company’s information and of any process involving the Board’s evaluation of the May 22 Proposal or other strategic alternatives. The directors present decided that the Board would further discuss these analyses and options at a subsequent meeting of the Board where additional directors would be present.

3.	The disclosure in the seventh full paragraph on page 31 of the Proxy Statement is hereby amended and restated as follows (with the new text underlined):

On September 7, 2023, at the request of the Board, representatives of Solomon Partners provided customary relationship disclosures to the Board, which included disclosure that in the past two years, Solomon Partners had not received any investment banking fees from Sycamore or its affiliated funds or portfolio companies. Please see the section of this proxy statement entitled “Opinion of Solomon Partners Securities, LLC – Miscellaneous” for a summary of these disclosures.

4.	The disclosure in the fourth full paragraph on page 34 of the Proxy Statement is hereby amended and restated as follows (with the new text underlined):

None of the May 22 Proposal, July 19 Proposal, July 29 Proposal, August 30 Proposal or September 27 Proposal discussed retention of Company management in the surviving company or Company management’s purchase of or participation in surviving company equity following the closing of a transaction. At the time of the execution of the Merger Agreement, Sycamore had not discussed the terms of any post-closing employment or equity participation for the Company’s management with the Board, the Company or any members of the Company’s management.

5.	The disclosure in the sixth full paragraph on page 34 of the Proxy Statement is hereby amended and restated as follows (with the new text underlined):

During the Go-Shop Period (as defined in the section entitled “The Merger—The Merger Agreement” beginning on page 58 of this Proxy Statement), at the direction of the Board, representatives of Solomon Partners contacted 114 potential counterparties to a strategic transaction involving Chico’s, including 46 strategic parties and 68 financial parties. Following the announcement of the Merger Agreement, Chico’s also received a general inquiry from an additional financial party regarding its potential interest in acquiring non-core operations of the Company, if there were any such operations that the Company was interested in divesting. Of these parties, two financial parties contacted by Solomon Partners (“PE Firm A” and “PE Firm B”) and three strategic parties contacted by Solomon Partners (“Company A,” “Company B” and “Company C”) requested to negotiate a nondisclosure agreement with the Company. PE Firm A, Company A, Company B and Company C executed nondisclosure agreements with Chico’s and received access to certain non-public information regarding the Company. The nondisclosure agreements with PE Firm A, Company A, Company B and Company C contained customary provisions regarding the use and disclosure of the confidential information provided by the Company to each potential counterparty, an agreement by each counterparty not to enter into exclusivity, lock-up or similar agreements that may reasonably be expected to restrict any other party’s ability to serve as a financing source for, or to be a co-investor, co-bidder or otherwise act as a principal with any other person in relation to a potential transaction involving the Company, and a customary non-solicitation covenant. None of the nondisclosure agreements contained standstill restrictions on the potential counterparties.

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6.	The section of the Proxy Statement entitled “The Merger—Opinion of Solomon Partners Securities, LLC—Selected Publicly Traded Companies Analysis” is hereby amended and restated as follows (with the new text underlined and the stricken text removed):

Selected Publicly Traded Companies Analysis

Solomon Partners reviewed and compared certain financial information for the Company to corresponding financial information for the following publicly traded corporations in the apparel retail industry (collectively, the “Selected Companies”):

•	Express, Inc.;

•	Guess?, Inc.;

•	J.Jill, Inc.;

•	Tapestry, Inc.;

•	The Cato Corporation;

•	The Gap, Inc.;

•	Torrid Holdings Inc.;

•	Urban Outfitters, Inc.;

•	Vera Bradley, Inc.; and

•	Victoria’s Secret & Co.

Although none of the Selected Companies was directly comparable to the Company, the Selected Companies included were chosen by Solomon Partners because they were U.S. domestic, publicly traded companies which engage in a similar business as the Company and with operations that, for purposes of this analysis, may be considered similar to certain operations of the Company.

Solomon Partners calculated and compared various financial multiples for the Selected Companies and the Company based on historical financial data from publicly available sources and forecasts from Wall Street research available as of September 26, 2023 for the Selected Companies and the Company.

With respect to the Selected Companies, Solomon Partners calculated:

•	the enterprise value (which represents the equity value plus book values of total debt, including preferred stock and minority interests, less cash and cash equivalents) (“EV”) as a multiple of earnings before interest, tax, depreciation, amortization, and adjusted to exclude non-recurring and extraordinary items (“Adjusted EBITDA”) for the last twelve months as of the end of the last quarter for which financial statements were publicly available (“LTM”);

•	EV as a multiple of equity research analysts’ consensus estimated EBITDA calendarized to the Company’s fiscal year 2023 (“2023E EBITDA”);

•	price per share (“P”) as a multiple of equity research analysts’ consensus estimated earnings per share calendarized to the Company’s fiscal year 2023 (“2023E EPS”); and

•	P as a multiple of equity research analysts’ consensus estimated earnings per share calendarized to the Company’s fiscal year 2024 (“2024E EPS”).

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The table below summarizes the results of these calculations:

Selected Companies	EV / LTM ADJ. EBITDA	EV / 2023E EBITDA	P / 2023E EPS	P / 2024E EPS
Urban Outfitters, Inc.	6.3x	4.9x	9.9x	9.2x
Tapestry, Inc.	5.4x	5.3x	7.0x	6.6x
The Gap, Inc.	5.0x	4.6x	14.2x	11.3x
Guess?, Inc.	4.9x	4.6x	6.9x	6.5x
Vera Bradley, Inc.	4.5x	4.7x	10.9x	9.3x
Torrid Holdings Inc.	4.1x	4.7x	NM	5.7x
J.Jill, Inc.	3.8x	3.7x	9.6x	8.7x
Victoria’s Secret & Co.	3.6x	4.1x	7.5x	6.7x
Express, Inc.	NM(2)	NM	NM	NM
The Cato Corporation	NM	NA(3)	NA	NA
Median(1)	4.7x	4.7x	9.6x	7.7x
Chico’s(4)	2.5x	2.8x	6.6x	6.3x

(1)	Medians exclude Chico’s.
(2)	NM means not meaningful.
(3)	NA means not applicable.
(4)	LTM Adjusted EBITDA for Chico’s, as provided by the management of the Company to Solomon Partners for use in this analysis, was $178.5 million.

Using the results of the above analysis:

•	Solomon Partners applied the 3.6x – 6.3x range of EV/ LTM Adjusted EBITDA multiples to the LTM Adjusted EBITDA of the Company, as of July 29, 2023 (as derived from the Company’s Form 10-Q for the period ended July 29, 2023 and the Company’s Form 10-K for the period ended January 28, 2023), to derive a range of implied enterprise values for the Company. Solomon Partners then added the net cash of the Company, as of July 29, 2023 (as reflected in the Company’s Form 10-Q for the period ended July 29, 2023) to derive a range of implied equity values for the Company. Solomon Partners then divided this range of implied equity values by the number of shares outstanding as of August 21, 2023 (123.4 million shares, as reflected in the Company’s Form 10-Q for the period ended July 29, 2023) to derive a range of implied values per share of the Company’s Common Stock of $6.18 - $10.07.

•	Solomon Partners applied the 3.7x – 5.3x range of EV/ 2023E EBITDA multiples to the 2023 estimated EBITDA of the Company, using the Projections, to derive a range of implied enterprise values for the Company. Solomon Partners then added the net cash of the Company, as of July 29, 2023 (as reflected in the Company’s Form 10-Q for the period ended July 29, 2023) to derive a range of implied equity values for the Company. Solomon Partners then divided this range of implied equity values by the number of shares outstanding as of August 21, 2023 (123.4 million shares, as reflected in the Company’s Form 10-Q for the period ended July 29, 2023) to derive a range of implied values per share of the Company’s Common Stock of $5.81 - $7.78.

•	Solomon Partners applied the 6.9x -14.2x range of P/ 2023E EPS multiples to the 2023 estimated EPS for the Company, using the Projections, to derive a range of implied values per share of the Company’s Common Stock of $4.81 - $9.85.

•	Solomon Partners applied the 5.7x – 11.3x range of P/ 2024E EPS multiples to the 2024 estimated EPS for the Company, using the Projections, to derive a range of implied values per share of the Company’s Common Stock of $4.75 - $9.40.

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7.	The section of the Proxy Statement entitled “The Merger—Opinion of Solomon Partners Securities, LLC—Illustrative Discounted Cash Flow Analysis” is hereby amended and restated as follows (with the new text underlined):

Illustrative Discounted Cash Flow Analysis

Solomon Partners performed illustrative discounted cash flow analyses on the Company using the Projections.

Using discount rates ranging from 14.0% to 16.0%, reflecting estimates of the Company’s weighted average cost of capital (derived by the application of the Capital Asset Pricing Model, which takes into account certain company-specific metrics, including the Company’s target capital structure, the cost of long-term debt, after-tax yield on permanent excess cash, if any, forecast tax rate and historical beta, as well as certain financial metrics for the United States financial markets generally), Solomon Partners discounted to present value as of September 30, 2023, (i) estimates of unlevered free cash flow for the Company through fiscal year-end 2026, as reflected in the Projections, and (ii) a range of illustrative terminal values for the Company, which were calculated by applying an illustrative range of exit terminal year EBITDA multiples of 3.5x to 5.5x (which were derived by Solomon Partners using its experience and professional judgment after taking into account historical EBITDA multiples for the Company and the Selected Companies) to projected terminal year EBITDA for the Company as reflected in the Projections. Solomon Partners then added the ranges of present values it derived above to derive a range of implied EVs for the Company. Solomon Partners then added the Company’s estimated net cash as of September 30, 2023 ($93.5 million), as provided by the management of the Company, to the range of implied EVs to derive a range of implied equity values for the Company. Solomon Partners then divided the range of implied equity values by the number of fully diluted shares (131.4 million shares), including all Company RSAs, Company RSU Awards and Company PSU Awards as of September 25, 2023, as provided by the management of the Company, to derive a range of implied equity values per share of Chico’s Common Stock of $6.61 to $9.55.

8.	The section of the Proxy Statement entitled “The Merger—Opinion of Solomon Partners Securities, LLC—Other Factors” is hereby amended and restated as follows (with the new text underlined):

Other Factors

Solomon Partners noted for the Board certain additional factors solely for informational purposes, including among other things, the following:

•	Premiums Paid Analysis. Solomon Partners used publicly available information to review 76 transactions to acquire targets, with transaction equity values in the $500 million to $1.5 billion range, in the United States from September 26, 2018 to September 26, 2023, in which at least a 50% stake was acquired for cash and/or stock consideration (excluding transactions in the Finance, Oil & Gas Production, Integrated Oil, Oil & Gas Pipelines, Oilfield Services / Equipment, Real Estate, Rental & Leasing and Health Technology industries). Solomon Partners calculated the median premium in these transactions represented by the excess of the per share acquisition price in each transaction over the trading price of the target company 30 days prior to the announcement of the applicable transaction. The result was a median premium of 39%, which Solomon Partners applied to the closing trading price on September 26, 2023 of the Chico’s Common Stock, which resulted in an implied price of $6.42 per share of Chico’s Common Stock.

•	Illustrative Present Value of Future Stock Price Analysis. Solomon Partners performed an illustrative analysis of the implied present value of the future price per share of the Chico’s Common Stock, which is designed to provide an indication of the present value of a theoretical future value of a company’s share price as a function of such company’s estimated future earnings and its assumed price to future earnings per share multiple. For this analysis, Solomon Partners used estimated EPS from the Projections for fiscal years 2023 through 2026. Solomon Partners first calculated the implied values per share of Chico’s Common Stock as of September 30, 2023 and as of the first day of each of fiscal years 2024 to 2026 by applying price to one-year forward EPS multiples of 6.6x (representing the Company’s current forward price to earnings (forward 1 year) multiple, reflecting median Wall

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Street analyst estimates as of September 26, 2023) to 9.6x (representing the median forward price to earnings (forward 1 year) multiple for the Selected Companies based on Wall Street research analyst reports) to estimated EPS for the Company for each of the fiscal years 2023 through 2026. Solomon Partners then discounted those implied values per share back to September 30, 2023 using an illustrative discount rate of 16.5%, reflecting an estimate of the Company’s cost of equity. This analysis resulted in a range of implied present values of $4.60 to $8.70 per share of the Company’s Common Stock.

•	Historical Company Share Trading Analysis. Solomon Partners reviewed the historical trading prices for the Chico’s Common Stock for the 52-week period ending September 26, 2023, which indicated a range of trading prices per share of $4.39 to $7.17.

•	Analyst Price Target Analysis. Solomon Partners reviewed stock price targets for the Chico’s Common Stock in recently published, publicly available Wall Street research analyst reports available as of September 26, 2023, which indicated low and high stock price targets for the Company ranging from $6.00 to $7.25 per share of Chico’s Common Stock.

The table below summarizes the price targets utilized in the analysis:

Analyst	Date	Recommendation	Target
Telsey Advisory Group	08/30/23	Hold	$6.00
B. Riley Financial, Inc.	09/01/23	Buy	$7.25

Solomon Partners’ premiums paid analysis, illustrative present value of future stock price, historical company share trading analysis and analyst price target analysis were not fundamental valuation methodologies and were not used by Solomon Partners as a basis for rendering its fairness opinion.

9.	The disclosure in the second full paragraph on page 44 of the Proxy Statement is hereby amended by adding the following text at the end of the paragraph:

During the two-year period preceding the date of the written opinion delivered by Solomon Partners to the Board and subsequently through the date hereof, Solomon Partners has not made any investments in funds affiliated with Sycamore.

10.	Additional Supplemental Disclosure

As of the date hereof, none of our named executive officers has had any discussions or negotiations, or entered into any agreement, with Parent or any of its affiliates regarding the potential terms of their individual employment arrangements or the right to purchase or participate in the equity of Parent or one or more of its affiliates following the consummation of the Merger. Prior to, or following the consummation of, the Merger, however, certain named executive officers may have discussions, or may enter into agreements with, Parent, the Company or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, Parent or one or more of its affiliates after the Effective Time.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHICO’S FAS, INC.

Date: December 22, 2023	By:	/s/ Molly Langenstein
		Name:	Molly Langenstein
		Title:	Chief Executive Officer, President and Director

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